                                                                    EXHIBIT 99.1

Company Contact:                                         Contact:
Gary J. Dailey                                           Gene Marbach
Chief Financial Officer                                  Investor Relations
Everlast Worldwide Inc.                                  Makovsky & Company Inc.
212-239-0990                                             212-508-9600

    EVERLAST WORLDWIDE INC. REPORTS FOURTH QUARTER AND YEAR END 2004 RESULTS

          COMPANY ACHIEVES RECORD LICENSING REVENUES OF $9.1 MILLION,
                            A 36% INCREASE OVER 2003

                 NET REVENUES GROW 13% OVER 2003 TO $45 MILLION

     NEW YORK, New York,  March 9, 2005 - Everlast(R)  Worldwide  Inc.  (Nasdaq:
EVST),  manufacturer,  marketer and licensor of sporting goods and apparel under the Everlast brand name,  today  announced its financial  results for the fourth quarter and year ended  December  31,  2004.  On  December  17,  2004,  Everlast
announced  the  signing of the  largest  licensing  agreement  in the  Company's history whereby it licensed its United States women's apparel category to Jacque
Moret, Inc.  effective January 1, 2005.  Accordingly,  Everlast has reported its results of operations on a GAAP basis,  which  includes the  application of SFAS
No. 144,  "Accounting  for the Disposal of Long-Lived  Assets,"  which  requires
Everlast to report its results of operations of its women's apparel  business as a  discontinued  component.  In addition,  Everlast has also provided  pro-forma results,  excluding the affects of the discontinued  component and including the licensing  revenues from the Jacque Moret license  agreement,  had the agreement been in place at the beginning of the periods presented.  Investors may refer to the December 17, 2004 press release  describing the licensing  agreement and the attached table for further  details of the  reconciliation  of GAAP earnings and
EBITDA to Non-GAAP earnings and EBITDA.

     For the year ended December 31, 2004,  net revenues  increased 13% to $45.0 million  as  compared  to $39.8  million  in 2003.  The net  revenue  growth was achieved by a 36% increase in net licensing  revenue to $9.1 million as compared to $6.7  million in 2003,  along with  increases  in men's  apparel and sporting goods revenues of $2.8 million, a 9% increase over 2003. Pro-forma earnings were
$.2 million, or $0.07 per basic share as compared to $34,000, or $0.01 per basic share in 2003.  Pro-forma  EBITDA was $4.0  million in 2004 as  compared to $2.9 million in 2003.  Reported net loss available to common stockholders under GAAP, was ($1.0) million,  or ($0.33) per basic share in 2004, as compared to a ($1.0)
million loss, or ($0.31) per basic share loss in 2003.

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Page Two

     For the fourth  quarter,  net revenues  advanced  20.3% to $14.8 million as compared to net revenues of $12.3 million in 2003. The increase was derived from strong men's apparel  sales of $4.5 million which  achieved a 200% increase over the 2003 period,  along with a 14% increase in net licensing revenues.  Reported net loss available to common  stockholders'  under GAAP was ($1.2)  million,  or
($0.37) per basic  share for the 2004 period as compared to a reported  net loss of ($1.2) million, or ($0.38) per basic share in 2003.

     "The execution of our brand building  strategy  resulted in the achievement of record net licensing  revenues in 2004 of $9.1  million,  a 36% increase over
2003 levels. We expect our net licensing revenues to exceed $12 million for 2005 which will be a 33% increase over 2004 reported net licensing revenues. Since we acquired  Everlast four years ago, we have grown our licensing  revenues by over
300%. I am also pleased with the performance of our men's apparel business which grew 40% in 2004 over 2003  levels.  This  increase  was  partly a result of the strategic  licensing  and  business  alliance  we  entered  into with  Contender
Partners,  LLC, (a venture between DreamWorks LLC and Mark Burnett  Productions)
previously  announced  in  the  third  quarter,  resulting  in  a  merchandising agreement  with  Footlocker for a 'Contender'  hang-tag line of Everlast  sports apparel,  shoes and equipment that we began shipping in October 2004. During the beginning  of 2005,  our men's  apparel  business  continued to benefit from the tremendous  exposure  of its  anticipated  product  placement  on The  Contender reality  television  drama which  recently  premiered on NBC on March 7th.  This exposure has enabled us to expand our market penetration by securing new product placement in sporting goods retail  establishments  such as Dicks Sporting Goods and Olympia  along with  department  stores  such as JC  Penney,"  said George Q
Horowitz, Chairman and Chief Executive of Everlast Worldwide Inc.

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Page Three

     Mr. Horowitz continued,  "We believe our 2004 pro-forma earnings and EBITDA are truer  benchmarks of our performance  and should be measured  against future years. The Jacques Moret license  agreement has not only allowed us to focus our talents  and efforts on our US men's  apparel,  professional  and retail  boxing equipment  and  worldwide  licensing  businesses,  but has enabled us to further identify and eliminate  certain  corporate  overhead  costs which will favorably impact our 2005  earnings  and EBITDA.  In  addition,  the global  exposure  the
Everlast  brand has  experienced  from the Academy  Award  winning movie Million
Dollar  Baby to the  reality  drama The  Contender  will  certainly  enhance our ability  to  attract  and grow our  licensing  business  with  expanded  product categories reaching millions of consumers in countries all over the world."

ABOUT EVERLAST WORLDWIDE INC.

     Everlast Worldwide Inc.  manufactures,  markets and licenses sporting goods and apparel  products  under the Everlast brand name.  Since 1910,  Everlast has been the preeminent  brand in the world of boxing and is among the most dominant brands in the overall  sporting goods and apparel  industries.  Over the past 90 years, Everlast products have become the "Choice of Champions(TM)",  having been used for training and  professional  fights by many of the biggest  names in the sport.  Everlast is the market  leader in nearly all of its product  categories, responsible for leading eight of the top ten boxing equipment products in sales.
Through its apparel  division,  Everlast  men's and women's active wear products are sold to over  20,000  retail  locations  throughout  the  United  States and
Canada,  including a variety of department  stores,  specialty  stores,  catalog operations and better mass merchandisers. In addition to producing and marketing the equipment and  accessories,  Everlast  Worldwide Inc.  licenses its brand to providers  of men's and women's  sportswear  and active wear,  children's  wear, footwear, watches, cardiovascular exercise equipment and gym/duffel bags. At the retail  level,  Everlast's  licensed  products  generate  over $700  million  in revenues. The company's Web site can be found at HTTP://WWW.EVERLAST.COM.

     Statements  made in this Press Release that are estimates of past or future performance are based on a number of factors,  some of which are outside of the Company's control. Statements made in this Press Release that state the intentions,  beliefs,  expectations  or predictions of Everlast  Worldwide,
     Inc. and its management for the future are forward-looking  statements.  It is important to note that actual results could differ materially from those
     projected  in  such  forward-looking  statements.   Information  concerning
     factors that could cause actual results to differ  materially from those in forward-looking  statements  is  contained  from time to time in filings of

     Everlast Worldwide with the U.S. Securities and Exchange Commission. Copies of these  filings may be obtained by contacting  Everlast  Worldwide or the
     SEC

                                      # # #

                                 (Tables Follow)

                     EVERLAST WORLDWIDE INC. & SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                     Three Months Ended                     Year Ended
                                                                       December 31,                        December 31,
                                                            --------------------------------     --------------------------------

                                                                 2004              2003                2004               2003
                                                                 ----              ----                ----               ----
                                                             (Unaudited)       (Unaudited)

Net sales                                                     $ 12,686,000       $10,417,000        $35,940,000      $ 33,119,000
Net license revenues                                             2,107,000         1,842,000          9,059,000         6,669,000
                                                            --------------   ---------------     --------------   ---------------
Net revenues                                                    14,793,000        12,259,000         44,999,000        39,788,000
                                                            --------------   ---------------     --------------   ---------------

Cost of goods sold                                              11,245,000         8,819,000         28,400,000        25,062,000
                                                            --------------   ---------------     --------------   ---------------

Gross profit                                                     3,548,000         3,440,000         16,599,000        14,726,000

Operating expenses:
    Selling and shipping                                         2,186,000         2,677,000          8,849,000        8,815,0008
    General and administrative                                   1,782,000         1,967,000          6,812,000         6,236,000
    Restructuring and non-recurring costs                                -         1,095,000                  -         1,095,000
    Amortization                                                   228,000           228,000            913,000           913,000
                                                            --------------   ---------------     --------------   ---------------
                                                                 4,196,000         5,967,000         16,574,000        17,059,000
                                                            --------------   ---------------     --------------   ---------------

Income ( loss) from continuing operations                         (648,000)       (2,527,000)           25,000         (2,333,000)
                                                            --------------   ---------------     --------------   ---------------

Other income (expense):
  Interest expense and financing costs                            (410,000)         (205,000)        (1,370,000)         (683,000)
  Interest income on redeemable
    participating preferred stock                                   14,000           249,000                  -                -
  Investment income                                                  4,000             6,000             17,000           48,000
                                                            --------------   ---------------     --------------   ---------------
                                                                  (392,000)           50,000        (1,353,000)         (635,000)
                                                            --------------   ---------------     --------------   ---------------

Loss before provision (benefit) for income
  taxes from continuing operations                              (1,040,000)       (2,477,000)       (1,328,000)       (2,968,000)

Provision (benefit) for income taxes                               164,000          (823,000)          (88,000)         (825,000)
                                                            --------------   ---------------     --------------   ---------------

Net loss from continuing operations                            ($1,204,000)      ($1,654,000)      ($1,240,000)      ($2,143,000)

Income from discontinued component ( net of loss on disposal        50,000           468,000           213,000         1,188,000
of assets of $90,000), net of tax
                                                            --------------   ---------------     --------------   ---------------

Net loss available to common
 stockholders                                                  ($1,154,000)      ($1,186,000)      ($1,027,000)        ($955,000)
                                                            ==============   ===============     ==============   ===============

Loss per share from continuing operations                           ($0.38)           ($0.53)           ($0.40)           ($0.69)
Income per share from discontinued component                         $0.01             $0.15             $0.07             $0.38
Net loss per share                                                  ($0.37)           ($0.38)           ($0.33)           ($0.31)
                                                            ==============   ===============     ==============   ===============
Supplementary Information:
EBITDA (Earnings before interest, taxes,
   depreciation and amortization)                                  $71,000      ($1,200,000)        $2,362,000        $1,630,000
                                                            ==============   ===============     ==============   ===============

                     EVERLAST WORLDWIDE INC. & SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS

                                                             DECEMBER 31,       DECEMBER 31,
                                                                  2004              2003
                                                      --------------------      -------------

ASSETS

Current assets:
  Cash and cash equivalents                               $        649,000     $   1,937,000
  Accounts receivable - net                                      9,781,000         8,406,000
  Inventories                                                   11,762,000        11,012,000
  Inventories of discontinued component                          1,020,000                 -
  Prepaid expenses and other current assets                        921,000         1,107,000
                                                      --------------------     -------------
       Total current assets                                     24,133,000        22,462,000

 Property and equipment, net                                     6,182,000         6,188,000
 Goodwill                                                        6,718,000         6,718,000
 Trademarks, net                                                23,576,000        24,489,000
 Restricted cash                                                 1,028,000         1,015,000
 Other assets                                                    3,119,000         3,385,000
                                                      --------------------     -------------
                                                              $ 64,756,000     $  64,257,000
                                                      ====================     =============

LIABILITIES, REDEEMABLE PARTICIPATING PREFERRED STOCK AND STOCKHOLDERS' EQUITY

Current liabilities:
  Current maturities of Series A redeemable                   $  3,000,000     $   3,000,000
  participating preferred stock
  Due to factor                                                 11,316,000         6,898,000
  Accounts payable                                               6,530,000         5,176,000
  Current maturities of long term debt                             249,000           335,000
  Accrued expenses and other liabilities                         1,062,000         1,019,000
                                                      --------------------     -------------
       Total current liabilities                                22,157,000        16,428,000

  License deposits payable                                         440,000           569,000
  Series A redeemable participating preferred stock             22,000,000        27,000,000
  Notes payable                                                  4,000,000         2,000,000
  Other liabilities                                                190,000         1,166,000
  Long term debt, net of current maturities                      2,643,000         2,866,000
                                                      --------------------     -------------
Total liabilities                                               51,430,000        50,029,000
                                                      --------------------     -------------

Stockholders' equity:
Common stock, par value $.002; 19,000,000 shares
   authorized, 3,008,436 and  3,008,236 outstanding                  7,000             6,000
Class A common stock, par value $.01; 100,000 shares
   authorized; 100,000 shares issued and outstanding                 1,000             1,000
Paid-in capital                                                 11,821,000        11,697,000
Retained earnings                                                2,224,000         3,251,000
                                                      --------------------     -------------
                                                                14,053,000        14,955,000
  Less treasury stock                                            (727,000)          (727,000)
                                                      --------------------     -------------
       Total stockholders' equity                               13,326,000        14,228,000
                                                      --------------------     -------------
                                                              $ 64,756,000     $  64,257,000
                                                      ====================     =============

                   EVERLAST WORLDWIDE INC. & SUBSIDIARIES

                   PRO-FORMA CONSOLIDATED STATEMENTS OF INCOME

                                                                               Three Months Ended               Year Ended
                                                                                  December 31,                 December 31,
                                                                             --------------------------   -------------------------
                                                                                2004         2003              2004          2003
                                                                                ----         ----              ----          ----
                                                                             (Unaudited)  (Unaudited)     (Unaudited)    (Unaudited)

Loss before provision for income taxes from continuing operations as         (1,040,000)   (2,477,000)     (1,328,000)   (2,968,000)
reported GAAP basis
                                                                             ----------    ----------      ----------     ---------
Adjustments:
Restructuring and non-recurring duplicative costs                                           1,095,000                     1,095,000
Licensing and other  revenues                                                    663,000      663,000       2,650,000     2,650,000
                                                                             ----------    ----------      ----------     ---------

Pro-forma income (loss) from operations before provisions for income taxes     (377,000)    (719,000)       1,322,000       777,000
and dividends on redeemable participating preferred stock
                                                                             ----------    ----------      ----------     ---------

 Interest expense on  redeemable participating                                         -            -         170,000        34,000
   preferred stock dividends adjusted for above

(Benefit) / provision for income taxes, as adjusted                             (68,000)    (264,000)         939,000       709,000
                                                                             ----------    ----------      ----------     ---------

Pro-forma net income(loss)                                                    ($309,000)  ($ 455,000)       $ 213,000      $ 34,000
                                                                             ==========    ==========      ==========     =========

Pro-forma basic earnings (loss) per share                                        ($0.10)      ($0.15)           $0.07         $0.01
                                                                             ==========    ==========      ==========     =========

Adjusted EBITDA (Earnings excluding certain costs before interest, taxes,
depreciation and amortization)                                                 $696,000    ($454,000)      $4,027,000    $2,858,000
                                                                             ==========    ==========      ==========     =========